SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

  [x]  Preliminary Proxy Statement   [ ] Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))
  [ ] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12.

                             NETWOLVES CORPORATION
--------------------------------------------------------------------------------


                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
     Schedule and the date of its filing.

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


                             NETWOLVES CORPORATION
                                _______________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 7, 2004
                                _______________

To our Shareholders:

     An annual meeting of shareholders will be held at 4002 Eisenhower Boulevard, Suite 101, Tampa, Florida 33634 on Friday, May 7, 2004 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. To elect two directors in Class I to hold office until the 2006 annual meeting of shareholders.

     2. To consider and act upon a proposal to ratify the terms of the sale to certain private investors, of our Series B Convertible Preferred Stock convertible into 20% or more of our common stock or our voting power prior to the issuance and sale of such securities.

     3. To consider and act upon a proposal to ratify the terms of the sale of our Series C Convertible Preferred Stock convertible into 20% or more of our common stock or voting power prior to the issuance and sale of such securities.

     4. To ratify the appointment by our board of directors of Ernst & Young LLP, as our independent certified public accountants for the year ending June 30, 2004.

     5. Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a shareholder of record at the close of business on March 12, 2004, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to shareholders on or about April 12, 2004.

                                  By Order of the Board of Directors,

                                             WALTER M. GROTEKE
                                           Chairman of the Board
Dated:  April 12, 2004
Tampa, Florida

                             NETWOLVES CORPORATION
                           4002 Eisenhower Boulevard
                              Tampa, Florida 33634

                                _______________

                                PROXY STATEMENT
                                _______________



                         ANNUAL MEETING OF SHAREHOLDERS
                              Friday, May 7, 2004
                                _______________

     Our Annual Meeting of Shareholders will be held on Friday, May 7, 2004 at 4002 Eisenhower Boulevard, Suite 101, Tampa, Florida 33634 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                               ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting on the following:

--   election of two directors;
-- ratification of the issuance and sale of our Series B Convertible Preferred Stock convertible into 20% or more of our common stock or our voting power to certain private investors;
-- ratification of the issuance and sale of our Series C Convertible Preferred Stock convertible into 20% or more of our common stock or our voting power to certain private investors; and
-- ratification of the appointment of Ernst & Young LLP as our independent certified public accountants.

     In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on March 12, 2004. Each share of common stock is entitled to one vote. Each share of Series A and Series B Stock is entitled to ten votes and each share of Series C Stock is entitled to fifteen votes.


How do I vote?

        You can vote in two ways:
--      by attending the meeting in person; or
--      by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.


What if I return my proxy card but do not include voting instructions?


     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors; FOR the ratification of the issuance and sale of our Series B Convertible Preferred Stock convertible into 20% or more of our common stock; FOR the ratification of the issuance and sale of our Series C Convertible Preferred Stock convertible into 20% or more of our common stock; and FOR the appointment of our independent certified public accountants.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 800-937-5449.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. Shares represented by proxies designated as broker non-votes are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors, and appointment of auditors, as these matters are considered "routine" under the applicable rules. Broker non-votes occur when a broker nominee (which has voted on one or more matters at a meeting) does not vote on one or more other matters at a meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Shares represented by proxies marked as abstentions will also be treated as present for purposes of determining the outcome of a vote on any matter, but will not serve as a vote "for" for "against" any matter. Shares represented by proxies designated as broker non-votes, however, will not be treated as present for purposes of determining the outcome of a vote on any matter.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our common stock and Series A Stock, Series B Stock and Series C Stock as of March 12, 2004 must be present at the meeting. This is referred to as a quorum. On March 12, 2004 there were 19,574,616 shares outstanding of common stock and entitled to vote, 228,270 shares of Series A Preferred Stock ("Series A Stock"), 290,663 shares of Series B Preferred Stock ("Series B Stock"), and 80,812 shares of Series C Preferred Stock ("Series C Stock") entitled to vote. Each share of common stock entitles the holder to one vote per share, each share of Series A Stock and

Series B Stock entitles the holder to ten votes per share and each share of Series C Stock entitles the holder to fifteen votes per share with holders of common stock, Series A Stock, Series B Stock and Series C Stock voting together as a single class.

What vote is required to approve each item?

     The affirmative vote of a majority of the combined voting power of the shares of common stock, Series A Stock, Series B Stock and Series C Stock voting on this proposal is required for approval of the election of directors and the appointment of our independent certified public accountants. The affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock is required for the approval of the amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock. The affirmative vote of a majority of the combined voting power of the common stock and Series A Stock voting on this proposal is required for the ratification of the issuance and sale of Series B Stock. The affirmative vote of a majority of the combined voting power of the common stock, Series A Stock and Series B Stock voting on this proposal is required for the approval of the issuance and sale of our Series C Stock. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Our by-laws provide for a board of directors consisting of not less than three nor more than seven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our board of directors now consists of five directors as set forth below.

        Class I                     Class II                   Class III
(To serve until the Annual (To serve until the Annual  To serve until the Annual
Meeting of Shareholders      Meeting of Shareholders    Meeting of Shareholders
       in 2006)                     in 2004)                   in 2005)
--------------------------  ------------------------   -------------------------
Walter R. Groteke             Myron Levy (1)(2)(3)     Carlos Campbell (1)(2)(3)
Fassil Gabremariam (1)(2)(3)  Walter M. Groteke
---------

(1)     Member of Audit Committee
(2)     Member of Compensation committee
(3)     Member of Nominating Committee

     Messrs. Walter R. Groteke and Fassil Gabremariam are to be elected at this Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders in 2006 or until their successors are duly elected and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (who are now directors) unless any are unavailable, in which case such shares will be voted for a substitute nominee or nominees, as the case may be, designated by the board of directors. We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve.

     Walter R. Groteke (56) has been a director of the Company since February 1999 and Vice President - Sales and Marketing since August 1998. From 1995 through July 1998, Mr. Groteke was a regional and district sales manager for GTE

Florida and GTE Communications Corporation. Mr. Groteke founded Hawk Telecom in 1975 and was President until its sale in 1994. Mr. Groteke is the father of Walter M. Groteke.

     Fassil Gabremariam (58) has been a director of the Company since January 2003. Prior to joining us, Mr. Gabremariam served as Vice President of Finance with GTE Corporation for 25 years both in domestic and international assignments including manufacturing, auditing, information technology and telecommunication services. Mr. Gabremariam is a highly respected member of the Tampa Bay community. In 1994 he was appointed Commissioner of the Tampa Port Authority and was re-appointed in 1999 by Governor Jeb Bush where he served until 2001. He has served on several prestigious boards including the Technology Board of
Enterprise Florida, the Merchants Association, the University Community Hospital, and The United Way. Mr. Gabremariam is also a member of the Board of Trustees of the University of Tampa, the Council on Foreign Relations, and the Society of International Business Fellows. In October 2002, he was appointed by the Federal Reserve in Washington D.C. to a three-year term as Board Member of the Jacksonville branch of the Federal Reserve representing north central Florida.

     Walter M. Groteke (33), a co-founder of the Company, has been Chairman of the Board, Chief Executive Officer and a director of the Company since June 1998. Mr. Groteke is responsible for planning, developing and establishing policies and business objectives for the Company. From June 1995 until 1997, Mr. Groteke was regional business development manager for Techmatics, Inc., an information systems Department of Defense contractor. From May 1993 to June 1995, Mr. Groteke was senior account manager for NYNEX's strategic account management program.

     Myron Levy (62) has been a director of the Company and chairman of our audit committee since November 2000. Mr. Levy is a certified public accountant and has been President of Herley Industries, Inc., a Nasdaq National Market Company, since June 1993 and Chief Executive Officer since July 2001. He has been employed by Herley since October 1988 having held various executive positions. For the ten years prior to joining Herley, Mr. Levy was employed in various executive capacities, including Vice President of Griffon Corporation, a New York Stock Exchange company.

     Carlos Campbell (65) has been a director of the Company since January, 2003. Mr. Campbell currently operates a consulting business in Reston, Virginia and serves on the Board of Directors for Resource America, Inc. and Pico Holdings, Inc., both Nasdaq listed companies. He also serves on the Board of Directors for the Board of Advisors for Passport Health, Inc. He has previously served on the Board of Directors for Dominion Bank, Graphic Scanning, Inc., both NYSE companies, Cataract, Inc., Computer Dynamics, Inc., SENSYS, Inc. and numerous other corporations. In 1981, Mr. Campbell was appointed by President Ronald Reagan as the Assistant Secretary of Commerce for Economic Development with the U.S. Department of Commerce. He served as the White House Urban Policy Task Force and the President's Counsel on Integrity and Efficiency, and as a Member of the U.S. Department of the Treasury Task Force on Debt Management. He led numerous Trade Delegations and participated in forums in Europe, Africa, the Caribbean and South America. He also held positions as the alternate U.S.
Executive Director, Inter-American Development Bank, Special Assistant, U.S. Department of Housing and Urban Development, and Deputy Assistant Administrator for Resources Development, American Bicentennial Administration. He also served with the Defense Intelligence Agency Headquarters in Washington, D.C.

Nominating Committee

     In September, 2003, in compliance with the newly adopted Nasdaq Listing Standards, our Board formed a Nominating Committee comprised of Messrs. Gabremariam, Levy and Campbell.

     All members of the Nominating Committee are independent of management (as independence is defined in the Nasdaq listing standards). The Nominating Committee has adopted a written Nominating Committee Charter which is set forth as Exhibit A.

     When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder. The Nominating Committee has not received any recommended nominations from any of our shareholders in connection with the Annual Meeting.

     The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a shareholder proposal as described under "Shareholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

     The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates, nominates and recommends individuals for membership on our Board and committees thereof.

Directors' Compensation

     Directors who are not our employees received an annual fee of $15,000 payable in cash or our stock and a fee of $1,500 for each board of directors or committee meeting attended for fiscal 2003.

        During the fiscal year ended June 30, 2003 there were

        --       five meetings of the Board of Directors,
        --       three meetings of the audit committee, and
        --       two meetings of the compensation committee.

     Our audit committee is involved in discussions with management and our independent public accountants with respect to financial reporting and our internal accounting controls. The committee recommends to the board the appointment of our independent public accountants. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. Our compensation committee awards stock options to officers and employees and recommends executive compensation. See "Compensation Committee Report on Executive Compensation.". Each director attended or participated in at least 75% of the meetings of the board of directors and the committees on which he served.

                                STOCK OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of NetWolves, as of March 12, 2004, of (i) each person known to us to beneficially own 5% or more of the shares of any class of our voting securities, based solely on filings with the Securities and Exchange Commission and information provided by these owners, (ii) each of our executive officers and directors and (iii) all our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

------------------ ------------------------- -------------------------- ------------------------- -------------------------
Name and Address   Shares of Series A        Shares of Series B         Shares of Series C
of Beneficial      Convertible Preferred     Convertible Preferred      Convertible Preferred     Shares of Common Stock
Owner              Stock (1)                 Stock (1)                  Stock (1)
------------------ ------------------------- -------------------------- ------------------------- -------------------------
                                Percent of                 Percent of                Percent of                 Percent
                   Amount       Class        Amount        Class        Amount       Class        Amount        of Class
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Tomorrow's
Technology  Today  36,667       15.1%        23,373        8.0%                                        300,200        1.6%
Ltd.
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Bourne    Capital  16,667       6.9%         12,500        4.3%                                        145,835           *
LLC
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Fels,   Carla   &
Richard                                      15,625        5.4%                                         78,125           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Arrowhead
Consulting                                   31,250        10.7%                                       156,250           *
Group, LLC
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Primarius
Partners LP                                                             5,000        6.2%               30,000           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Primarius   Focus
LP                                                                      8,400        10.4%              50,400           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Triage
Management LLC     99,999       41.3%        46,874        16.1%                                  1,171,870(2)        7.7%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Stone House
Capital Partners
II LP                                                                                                1,000,000        5.5%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Westbury
(Bermuda) Ltd.                                                                                       1,000,000        5.5%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Walter M. Groteke                                                                                 2,153,064(3)       11.2%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Walter R.
Groteke                                                                                             950,000(4)        5.1%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Peter C. Castle                                                                                    710,000 (5)        3.8%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Scott Foote                                                                                         108,333(6)           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Leonard Luttinger                                                                                   185,000(7)        1.0%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Myron Levy                                                                                          120,000(8)           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Carlos Campbell                                                                                      50,000(9)           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Fassil
Gabremariam                                                                                         50,000(10)           *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Executive
officers and
directors as a
group (8 persons)                                                                                    4,326,397       21.0%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------

         * less than one percent (1%) unless otherwise indicated.

(1) Except as otherwise noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock and preferred stock. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are options or warrants deemed outstanding for computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person or group. Each share of Series A Stock is currently convertible into 18.75 shares of common stock; each share of Series B Stock is currently convertible into 20 shares of common stock; and each share of Series C Stock is currently convertible into 60 shares of common stock.

(2) The information as to beneficial ownership of securities by Triage Management LLC and its affiliates was obtained from its statement on
     Schedule 13D filed on September 18, 2003. Such statement included 535,300 shares of our common stock, 99,999 shares of our Series A Convertible Preferred Stock, 46,874 shares of our Series B Convertible Preferred Stock and 1,171,870 of our warrants.

(3) Includes an option to purchase 450,000 shares of common stock at $5.00 per share, an option to purchase 400,000 shares of common stock at $4.00 per share and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(4) Includes an option to purchase 100,000 shares of common stock at $5.00 per share, an option to purchase 200,000 shares of common stock at $4.00 per share and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(5) Includes an option to purchase 40,000 shares of common stock at $5.00 per share, a warrant to purchase 65,000 shares of common stock at $12.00 per share, an option to purchase 75,000 shares of common stock at $5.00 per share and an option to purchase 200,000 shares at $4.00 per share.

(6) Includes an option to purchase 33,333 shares of common stock at $1.00 per share.

(7) Includes an option to purchase 160,000 shares of common stock at $6.00 per share and an option to purchase 25,000 shares of common stock at $1.00 per share.

(8) Includes a warrant issued to purchase 50,000 shares of common stock at $5.00 per share, an option to purchase 15,000 shares of common stock at $4.82 per share and an option to purchase 50,000 shares of common stock at $1.06 per share.

(9) Includes an option to purchase 50,000 shares of common stock at $1.00 per share.

(10) Includes an option to purchase 50,000 shares of common stock at $1.00 per share.

                                   MANAGEMENT

Our Officers

        Our officers are:

Name                            Age                  Position
----                            ---                  --------

Walter M. Groteke                33       Chairman of the Board, President and
                                          Chief Executive Officer
Walter R. Groteke                56       Vice President - Sales and Marketing
Peter C. Castle                  35       Vice President-Finance, Treasurer
                                          and Secretary
Scott E. Foote                   43       Vice President
Leonard M. Luttinger             54       Vice President
--------

     Peter C. Castle has been our Vice President-Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary since August 1999. From 1996 through July 1998, Mr. Castle was the Southeast Regional Finance Manager for Magellan Health Service, Inc., a $1.6 billion managed behavioral care company based in Georgia. Prior thereto, Mr. Castle was the Controller for Physician's Care Network of NY, Inc.

     Scott E. Foote has been Vice President since June 2003 and President of NetWolves Network Services since the company's acquisition in July 2002. Prior to NetWolves, Mr. Foote held a number of positions at Norstan Network Services, Inc. (NNSI), including Business Segment Director, Director of Operations, Director of Product Development and National Account Manager. Prior to NNSI, Mr. Foote was the Chief Operating Officer and Vice President of Membership Development for Telecommunications Cooperative Network (TCN), where he managed the day to day operations including sales, marketing, finance and information technology.

     Leonard M. Luttinger joined NetWolves in November 2000 and has been Vice President since June 2003. His principal responsibilities include the development of marketing strategies and their implementation by NetWolves' direct sales force and sales agents. Mr. Luttinger is also responsible for intellectual property legal affairs and technical support services. Prior to NetWolves, Mr. Luttinger was the founder of Granite Technologies and founder and director of NetSmart Technologies, Inc. He is also a 25 year veteran of Burroughs (Unisys) where he held increasingly responsible positions in systems engineering, sales and marketing, product development and professional services management.

Executive Compensation

     The following table sets forth the annual and long-term compensation with regard to the Chairman/Chief Executive Officer and each of the other executive officers of the Company who received more than $100,000 for services rendered during fiscal 2003. Scott E. Foote was the only named executive officer to receive a bonus in fiscal 2003. Stock options were granted to certain executive officers in fiscal 2003 as set forth in the tables below.

                                                                 Annual Compensation              Long Term Compensation
                                                                                    Other                     Securities
                                                                                    annual      Restricted    underlying
                                          Fiscal                                 Compensation      stock       options /
       Name and principal position         year        Salary        Bonus            (1)         awards(2)    warrants
---------------------------------------   ------       ------        -----            ---         ---------   ----------
Walter M. Groteke                          2003    $    275,000  $         -   $         -      $   715,500      500,000
   Chairman and Chief Executive            2002         275,000            -             -                -            -
  Officer                                  2001         238,750            -             -                -      850,000

Walter R. Groteke                          2003    $    175,000  $         -   $         -      $   344,500      250,000
   Senior Vice President                   2002         175,000            -             -                -            -
                                           2001         161,250            -             -                -      300,000

Peter C. Castle                            2003    $    150,000  $         -   $         -      $   344,500      250,000
  Treasurer, Secretary and                 2002         150,000            -             -                -            -
  Vice President Finance                   2001         138,750            -             -                -      275,000

 Scott E. Foote                            2003    $    150,000  $    92,577   $         -      $    79,500      100,000
    Vice President

Leonard M. Luttinger                       2003    $    167,500  $         -   $         -      $         -       75,000
   Vice President

(1) Other annual compensation excludes certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary disclosed in the table for the respective officer.

(2) In fiscal 2003, we granted 1,484,000 restricted stock awards to executive officers, which vest immediately. It is not anticipated that dividends will be paid.

Option Grants in Last Fiscal Year

     The following table provides information regarding stock options we granted in fiscal 2003 to named executive officers. The table includes the potential realizable value over the five-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The assumed rates of appreciation are prescribed by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast or predict future stock prices. Any actual gain on option exercises will depend on the future performance of our stock.

                          Number of      Percent of                                       Potential realizable value
                         securities    total options                                      at assumed annual rates of
                         underlying      granted to                                      stock price appreciation for
                           options      employees in       Exercise                             option term (3)
Name                      granted (#)  fiscal year (2)    price ($/Sh)   Expiration date     5% ($)         10% ($)
----                     ----------   ---------------    ------------   ---------------     ------         -------
                            (1)
                            ---
Walter M. Groteke            500,000           23.3%    $         1.20       3/28/08     $   129,304    $   278,460
Walter R. Groteke            250,000           11.7%              1.20       3/28/08          64,652        139,230
Peter C. Castle              250,000           11.7%              1.20       3/28/08          64,652        139,230
Scott E. Foote               100,000            4.7%              1.00      12/19/07          21,551         46,410
Leonard M.  Luttinger         75,000            3.5%              1.00      12/19/07          16,163         34,808


(1) The options vest ratably over three years. We granted all options under our stock option plans at exercise prices at the fair market value of our common stock on the date of grant.

(2) In fiscal 2003, we granted options/warrants to purchase up to an aggregate of 2,142,500 shares to employees and directors.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the five-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides information regarding value realized from options exercised during fiscal 2003 and unexercised options held as of June 30, 2003 by our Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 in fiscal 2003. The value of unexercised in-the-money options is calculated at June 30, 2003.

                                                       Number of securities                Value of unexercised
                                                       underlying unexercised                   in-the-money
                             Shares                       options at fiscal                   options at fiscal
                            acquired                          year end (#)                      year end ($) (1)
                              on           Value
Name                        exercise     realized      Exercisable      Unexercisable     Exercisable      Unexercisable
----                       -----------   --------      -----------      -------------     -----------      -------------
                              (#)          ($)
                              ---          ---
Walter M. Groteke              -             -          1,050,000          500,000        $         -     $         -
Walter R. Groteke              -             -            500,000          250,000                  -               -
Peter C. Castle                -             -            380,000          250,000                  -               -
Scott E. Foote                 -             -                  -          100,000                  -           8,000
Leonard  M.
Luttinger                      -             -            106,667          128,333                  -           6,000

(1)      Based upon the closing price of common stock of $1.08 on June 30, 2003.

Employment Agreements

     Effective October 2000, the Company has entered into employment agreements with certain members of its executive management team. All of the employment agreements provide for certain payments following death or disability, for certain fringe benefits such as reimbursement for reasonable expenses and participation in medical plans, and for accelerated payments in the event of change of control of the Company. The specific terms are as follows:

     -- The agreement with Walter M. Groteke, Chairman and Chief Executive Officer, is for a term of five years at an annual salary of $275,000 subject to cost of living increments.

     -- The agreement with Walter R. Groteke, Senior Vice President, is for a term of three years, subject to two additional one-year extensions, at an annual salary of $175,000.

     -- The agreement with Peter C. Castle, Treasurer, Secretary and Vice President of Finance, is for a term of three years, subject to two additional one-year extensions, at an annual salary of $150,000.

Certain Transactions

     On July 10, 2002, we received advances from four individuals, one of whom is our CEO and another who is a director, aggregating $600,000. All amounts have since been repaid. These advances, which were used to acquire Norstan Network Services, were non-interest bearing, due on demand and had no scheduled repayment terms.

Equity Compensation Plan Information

     We maintain various stock plans under which options vest and shares are awarded at the discretion of our board of directors or its compensation committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of grant. The term of each option is generally five to ten years and is determined at the time of grant by our board of directors or its compensation committee. The participants in these plans are officers, directors and employees of the company and its subsidiaries or affiliates. The following is as of June 30, 2003, our last fiscal year end.

------------------------------- ----------------------------- ----------------------------- -----------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- -----------------------------
Plan category                   Number of                     Weighted-                     Number of securities
                                Securities to be              average exercise              remaining available for
                                issued upon                   price of                      future issuance under
                                exercise of outstanding       outstanding                   equity compensation
                                options, warrants             options, warrants             plans (excluding
                                and rights                    and rights                    securities reflected in
                                                                                            column (a))
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity
compensation                             3,849,200                       $2.94                       4,800,800
plans approved
by security
holders
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity
compensation                              112,000                        $6.86                        170,500
plans not
approved by
security  holders
------------------------------- ----------------------------- ----------------------------- -----------------------------
Total                                    3,961,200                       $2.97                       4,971,300
------------------------------- ----------------------------- ----------------------------- -----------------------------

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by New York law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2003, our compensation committee consisted of Messrs. Gabremariam, Levy and Campbell. None of these persons were officers or employees during fiscal 2003.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the compensation committee of our Board of Directors, subject to applicable employment agreements. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2003 is furnished by the directors who comprised the compensation committee during fiscal 2003.


General Policies

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

     Stock options are granted to employees, including our executive officers, by the compensation committee under Stock Option Plans. The committee believes that stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the compensation committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the compensation committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the committee relative to executive compensation matters. No compensation consultant has so far been retained.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

     The compensation committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the compensation committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     The compensation committee did not make any determinations on executive compensation during fiscal 2003 since the executive officers are covered by prior employment agreements, however, stock options were awarded to five executive officers during fiscal 2003 one of whom is the Chief Executive Officer, Walter M. Groteke.

        The stock options and stock awards made to Mr. Groteke in fiscal 2003 were based on the Compensation Committee's judgment with respect to NetWolves' operational and strategic performance, Mr. Groteke's individual performance and a general review of competitive equity-based compensation.

     Our compensation committee (for 2003):

           Myron Levy, Chairman
           Fassil Gabremariam
           Carlos Campbell

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return to the Company's shareholders during the period indicated as well as an overall stock market index (S & P SmallCap 600 Index) and the Company's peer group index (S & P Computer Software & Services):



NETWOLVES CORP

                                                         Cumulative Total Return
                                       ---------------------------------------------------------
                                         3/99      6/99    6/00      6/01      6/02      6/03
NETWOLVES CORPORATION                  100.00    182.00   80.50     26.24     11.92      8.64
S & P SMALLCAP 600                     100.00    116.91  133.72    148.59    149.00    143.66
S & P SMALLCAP 600 SYSTEMS
SOFTWARE                               100.00    142.14  202.86    176.94    103.47     95.29

 $100 invested on 3/1/99 in stock or on 2/28/99 in index-including reinvestment of dividends.
                                Fiscal year ending June 30.

                             AUDIT COMMITTEE REPORT

     The board of directors has appointed an audit committee consisting of three non-employee directors. The current members of the audit committee satisfy the independence requirements and other established criteria by Nasdaq Stock Market, Inc. listing standards.

     As required by its written charter, which sets forth its responsibilities and duties, the audit committee reviewed and discussed our financial statements as of and for the year ended June 30, 2003 with management.

     The audit committee reviewed and discussed with representatives of Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The audit committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Ernst & Young LLP their independence.

        The audit committee has also reviewed and discussed the fees paid to Ernst & Young LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Ernst & Young LLP's independence and concluded that it is.

        The audit committee (for 2003):

                Myron Levy (Chairman)
                Fassil Gabremariam
                Carlos Campbell

                                   AUDIT FEES

Audit Fees

     For fiscal 2003, Ernst & Young LLP's audit fees were approximately $110,000 and their fees for review of the interim financial statements was approximately $44,000. Additionally, fees of approximately $28,000 were billed by Ernst & Young primarily for services in connection with our registration statement on Form S-3, accounting and financial consultations and research work necessary to comply with generally accepted auditing standards.

All Other Fees

     The aggregate fees billed by Ernst & Young during fiscal 2003 for assurance and audit related services not covered in the preceding paragraph was approximately $18,000. These fees were primarily for services in connection with our acquisition of a subsidiary.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2003.


                                  PROPOSAL TWO

     PROPOSAL TO RATIFY THE ISSUANCE AND SALE TO CERTAIN PRIVATE INVESTORS,
      OF OUR SERIES B CONVERTIBLE PREFERRED STOCK CONVERTIBLE INTO 20% OR
       MORE OF OUR COMMON STOCK OR OUR VOTING POWER PRIOR TO THE ISSUANCE
                          AND SALE OF SUCH SECURITIES


     During the second quarter of fiscal 2003, the board of directors unanimously approved the sale and issuance, in a private placement, of a newly created Series B Convertible Preferred Stock, par value $.0033 per share (the "Series B Stock") to approximately 63 private purchasers. Pursuant to stock purchase agreements with each purchaser (the "Purchase Agreements"), we issued to those purchasers and those purchasers purchased from us, for an aggregate gross purchase price of approximately $4,650,500, a total of 290,963 shares of Series B Stock and 1,454,815 warrants which, together, are convertible into 7,274,075 shares of common stock.

     The holders of Series B Stock are entitled to receive dividends at a rate of 8% per annum until January 1, 2005, and thereafter at the rate of 12% per annum, payable annually commencing on February 1, 2004. Dividends are payable at our option in cash or in additional shares of our Series B Stock.

     As set forth in a Certificate of Amendment to the Certificate of Incorporation to authorize the Series B Stock filed February 6, 2003 (the "Certificate of Amendment"), a copy of which is annexed as Exhibit B, each share of Series B Stock is initially convertible into ten shares of common stock at an initial conversion rate of $.80 per share, subject to adjustment, at any time at the option of the holder.

     The Series B Stock is automatically convertible at the initial conversion rate, subject to adjustment, upon the occurrence of the following events as set forth more fully in the Certificate of Amendment:


-- A closing takes place of a public offering at a price equal to $.80 per share or in excess of $2.40 per share resulting in gross cash proceeds to NetWolves of at least $15,000,000; or

-- The price of NetWolves common stock for any 30 consecutive trading days equals or exceeds $2.40 per share and the average daily trading volume exceeds 100,000 shares.

     These  automatic  conversions  may  occur  only  after the  Securities  and
Exchange   Commission  has  declared   effective  the   registration   statement
registering the common stock issuable upon conversion of the Series B Stock.

The Conversion Price may be adjusted upon the occurrence of:

--       Common stock splits or combinations
--       Common stock dividends or distributions
--       Common stock reclassification, exchange or substitution

     Additionally, adjustment to the conversion rate may occur in the event of a reorganization, merger, consolidation or sale of our assets. Adjustment to the conversion rate will also occur if at any time prior to the closing of a public offering we issue or sell in excess of 4,000,000 shares of our common stock for less than $.80 per share, in which event the conversion rate will be reduced to the issuance or sale price of such shares.


     The primary purpose of completing the private placement is to provide funds for general corporate purposes and working capital. The net proceeds from the private placement enhances our liquidity and strengthen our balance sheet.


     If our shareholders do not approve this proposal, we would be delisted from the Nasdaq SmallCap Market, in which event our common stock would be listed on the over-the-counter bulletin board.

Reasons for Shareholder Approval

     The Company is seeking shareholder approval and ratification of this proposal in order to ensure compliance with Rule 4350 of the Nasdaq Marketplace Rules. Shareholder approval is not otherwise required as a matter of New York law or other applicable laws or rules or by our certificate of incorporation or bylaws. Our common stock is listed on the Nasdaq SmallCap Market. Nasdaq Rule 4350 requires shareholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction involving the sale or issuance by us of common stock, or securities convertible into or exercisable for common stock, at a price below the book value or market value, where the amount of the stock being issued is equal to 20% or more of our common stock outstanding prior to issuance of the Series B Stock or 20% or more of our voting power outstanding before such issuance. While the voting power of the Series B Stock is less than 20% of our outstanding voting power, the common stock issuable upon conversion of the Series B Stock and warrants would exceed 20% of the total common stock though at the time of issuance the price paid by the investors was at or above the book value but not the marketvalue.

Reasons for the Private Placement

     The board of directors decided to pursue the private placement following an evaluation and review of our financial condition, funding requirements and prospects in light of our business strategy. We believe the private placement results in more long-term value for our shareholders as it provides greater financial flexibility.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the voting power of the shares of common stock and Series A Stock voting on this proposal voting together as a single class. The board of directors recommends a vote FOR the approval of the issuance of the common stock upon conversion of the Series B Stock, as set forth in this proposal.


                                 PROPOSAL THREE

     PROPOSAL TO RATIFY THE ISSUANCE AND SALE TO CERTAIN PRIVATE INVESTORS,
        OUR SERIES C CONVERTIBLE PREFERRED STOCK CONVERTIBLE INTO 20% OR
       MORE OF OUR COMMON STOCK OR OUR VOTING POWER PRIOR TO THE ISSUANCE
                          AND SALE OF SUCH SECURITIES


     During the second quarter of fiscal 2004, the board of directors unanimously approved the sale and issuance, in a private placement, of a newly created Series C Convertible Preferred Stock, par value $.0033 per share (the "Series C Stock") to approximately 50 private purchasers. Pursuant to stock purchase agreements with each purchaser (the "Purchase Agreements"), we issued to those purchasers and those purchasers purchased from us, for an aggregate gross purchase price of approximately $5,112,600, a total of 85,212 shares of Series C Stock and 511,272 warrants which, together, are convertible into 5,623,992 shares of common stock.

     The holders of Series C Stock are entitled to receive dividends at a rate of 7% per annum until April 30, 2005, and thereafter at the rate of 9% per annum, payable annually commencing on _May 1, 2004. Dividends are payable at our option in cash or in additional shares of our Series C Stock.

     As set forth in a Certificate of Amendment to the Certificate of Incorporation to authorize the Series C Stock filed September 15, 2003 (the "Certificate of Amendment"), a copy of which is annexed as Exhibit B, each share of Series C Stock is initially convertible into fifteen shares of common stock at an initial conversion rate of $1.00 per share, subject to adjustment, at any time at the option of the holder,

     The Series C Stock is automatically convertible at the initial conversion rate, subject to adjustment, upon the occurrence of the following events as set forth more fully in the Certificate of Amendment:


-- A closing takes place of a public offering at a price equal to $1.00 per share or in excess of $3.00 per share resulting in gross cash proceeds to NetWolves of at least $15,000,000; or

-- The price of NetWolves common stock for any 30 consecutive trading days equals or exceeds $2.40 per share and the average daily trading volume exceeds 100,000 shares.

     These  automatic  conversions  may  occur  only  after the  Securities  and
Exchange   Commission  has  declared   effective  the   registration   statement
registering the common stock issuable upon conversion of the Series C Stock.

     The Conversion Price may be adjusted upon the occurrence of:

-       Common stock splits or combinations
-       Common stock dividends or distributions
-       Common stock reclassification, exchange or substitution

     Additionally, adjustment to the conversion rate may occur in the event of a reorganization, merger, consolidation or sale of our assets. Adjustment to the conversion rate also will occur if at any time prior to the closing of a public offering we issue or sell in excess of 4,000,000 shares of our common stock for less than $1.00 per share, in which event the conversion rate will be reduced to the issuance or sale price of such shares.


     The primary purpose of completing the private placement is to provide funds for general corporate purposes and working capital. The net proceeds from the private placement enhances our liquidity and strengthen our balance sheet.

     If our shareholders do not approve this proposal we would be delisted from the Nasdaq SmallCap Market, in which event our common stock would be listed on the over-the-counter bulletin board.

Reasons for Shareholder Approval

     The Company is seeking shareholder approval and ratification of this proposal in order to ensure compliance with Rule 4350 of the Nasdaq Marketplace Rules. Shareholder approval is not otherwise required as a matter of New York law or other applicable laws or rules or by our certificate of incorporation or bylaws.

     Our common stock is listed on the Nasdaq SmallCap Market. Nasdaq Rule 4350 requires shareholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction involving the sale or issuance by us of common stock, or securities convertible into or exercisable for common stock, at a price below the book value or market value, where the amount of the stock being issued is equal to 20% or more of our common stock outstanding prior to issuance of the Series C Stock or 20% or more of our voting power outstanding before such issuance. While the voting power of the Series C Stock is less than 20% of our outstanding voting power, the common stock issuable upon conversion of the Series C Stock and warrants would exceed 20% of the total common stock though at the time of issuance the price paid by the investors was at or above the book value but not the market value.

Reasons for the Private Placement

     The board of directors decided to pursue the private placement following an evaluation and review of our financial condition, funding requirements and prospects in light of our business strategy. We believe the private placement results in more long-term value for our shareholders as it provides greater financial flexibility.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the voting power of the common stock, Series A and Series B Stock voting on this proposal, voting together as a single class. The board of directors recommends a vote FOR the approval of the issuance of the common stock upon conversion of the Series C Stock, as set forth in this proposal.

PROPOSAL FOUR


PROPOSAL TO APPOINT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

General

     The board of directors, upon the recommendation of the audit committee, recommends that the shareholders approve the appointment of Ernst & Young LLP as our company's independent certified public accountants to examine our financial statements for the fiscal/calendar year ending June 30, 2004.



Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the votes cast at the Annual Meeting. The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent certified public accountants.

INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP acted as our independent certified public accountants for the fiscal year ended June 30, 2003 and has been selected by the board of directors, upon the recommendation of the audit committee, to continue to act as our independent certified public accountants for the 2004 fiscal year.

     A representative of Ernst & Young LLP plans to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

FINANCIAL STATEMENTS

     Copies of our annual report to shareholders for the fiscal year ended June 30, 2003 have been provided to all shareholders as of the Record Date. Shareholders are referred to the reports for financial and other information about us, but such reports are not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons. We must receive shareholder proposals with respect to our next annual meeting of shareholders no later than September 1, 2004 to be considered for inclusion in our next Proxy Statement.

        By Order of the Board of Directors,

                                            WALTER M. GROTEKE
                                         Chairman of the Board


Dated:   April 12, 2004
Tampa, Florida

                                                                Exhibit A

                          NOMINATING COMMITTEE CHARTER

     1. Responsibility. The Nominating Committee is responsible for providing assistance to the Board of Directors and Chairman in membership selection. The Committee will make recommendations to the full Board of potential candidates for membership.

     2. Purpose. The Nominating Committee, in consultation with the Chairman, will review the Board=s composition and requirements, solicit and evaluate candidates and make recommendations to the full Board for its action. Specifically, the Committee will identify and make recommendations to the Board on individuals qualified to serve on the Board of Directors.

     3. Qualifications and Composition.

     3.1 The members of the Committee will be familiar with NetWolves= strategic
plan,   shareholders=   perspective,   and  regulations   regarding  duties  and
qualifications of directors.

     3.2 Insiders or interlocking directors will not be eligible for membership on the Committee.

     3.3 The Committee will be comprised of a minimum of two independent directors.

     4. Duties. In consultation with the Chairman of the Board, the Committee will

     4.1 Establish the Board=s criteria for the selection of new directors, including minimum qualifications of candidates;

     4.2 Accept suggestions from both internal and external sources, including shareholders, of potential Board candidates;

     4.3 Evaluate candidates against the selection criteria;

     4.4 Conduct appropriate verifications and identify any potential conflicts of interest;

     4.5 Present all suggested candidates to the Board with their recommendation for their review and vote;

     4.6 Subsequent to the vote of the Board, recommend to the shareholders a slate of candidates at elections of directors;

     4.7 Review the size and composition of the Board, committee structure and assignments, meeting frequency and schedule;

     4.8 Lead the Board in an annual review of the full Board and performance of individual Board members.

                                    Exhibit B

                            CERTIFICATE OF AMENDMENT
                     TO THE CERTIFICATE OF INCORPORATION OF

                              NETWOLVES CORPORATION

                Under Section 805 of the Business Corporation Law


     WE, THE UNDERSIGNED, WALTER M. GROTEKE and PETER C. CASTLE, being respectively the Chairman of the Board and Vice President-Finance of NETWOLVES CORPORATION hereby certify:

     1. The name of the corporation is: NETWOLVES CORPORATION.

     2. The certificate of incorporation of said corporation was filed by the Department of State on January 5, 1970 under the original name of Watchdog Patrols, Inc.

     3. (a) The certificate of incorporation is amended to: (i) authorize series of the Company's authorized preferred stock, par value $.0033 per share (the "Preferred Stock"), and (ii) provide for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of each series of Preferred Stock.

     (b) To effect the foregoing, Article FOURTH of the Certificate of Incorporation relating to the authorized shares of the corporation, is amended to read as follows:

          "FOURTH: The total number of shares of all classes of stock which the corporation shall have the authority to issue is FIFTY TWO MILLION (52,000,000) shares, of which FIFTY MILLION (50,000,000) shares shall be shares of common stock of the par value of $.0033 per share and TWO MILLION (2,000,000) shares shall be shares of Preferred Stock of the par value of $.0033 per share. The Preferred Stock may be issued in series and the number, designation, relative rights, preferences and limitations of shares of each series of Preferred Stock $.0033 per share par value shall be fixed by the Board of Directors.

     Of the 2,000,000 shares of Preferred Stock, 1,000,000 shares shall be designated as Series A Convertible Preferred Stock, par value $.0033 per share, 500,000 shares shall be designated as Series B Convertible Preferred Stock, par value $.0033 per share, and 100,000 shares shall be designated as Series C Convertible Preferred Stock, par value $.0033 per share.

     The Series A Convertible Preferred Stock shall have the following powers, designations, preferences and other special rights:

          1. Certain Definitions.

          "Average Price" means, with respect to any shares of stock or securities, including the Common Stock (as defined below), on any date of determination, the average for the thirty (30) consecutive Trading Days (as defined below) preceding and including such date of determination of the reported last sale prices per share on the principal national securities exchange or inter-dealer quotation system on which such stock or security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system or if last sale prices are not available, the average for the thirty (30) consecutive Trading Days preceding and including the date of determination of the average of the closing bid and asked prices per share or security in the over-the-counter market as published by the National Quotation Service or the OTC Bulletin Board or, if no such quotations are published or furnished, by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Common Stock" means the common stock, $.0033 par value, of the Company, including the stock into which the Series A Convertible Preferred Stock is convertible, and any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

          "Current Market Price" shall mean, with respect to any shares of capital stock or other securities, (i) if such stock or securities are listed or admitted to trading on a national securities exchange or an inter-dealer quotation system or traded in the over-the-counter market, the price per share or security, as the case may be, at the close of trading on the Trading Day on which the relevant determination is to be made or, if such day is not a Trading Day, the Trading Day immediately preceding such day and (ii) if such stock or security is not so listed, admitted or traded, the fair market value of such stock or security as determined by the Managing Directors of the Company or, if such parties cannot agree, as determined by an Independent Appraiser (as defined below).

          "Excluded  Stock" means (a) the Series A Convertible  Preferred Stock;
     (b) any Common Stock issued or to be issued (i) pursuant to the conversion of the Series A Convertible Preferred Stock (ii) pursuant to the exercise of any stock options or warrants currently outstanding or options or warrants issued after the date hereof having an exercise price equal to or greater than the Current Market Price, or (iii) except as otherwise provided herein, upon the actual issue of Common Stock or securities convertible into Common Stock at the time of exercise of any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, as appropriate, or upon conversion or exchange of securities convertible into Common Stock; and (c) in addition to (a) and
     (b) hereof, an aggregate of 4,000,000 shares of Common Stock to be issued on or after January 1, 2003 at less than the Conversion Price either directly or on the conversion of any convertible securities issued after the date hereof.

          "Independent Appraiser" means an investment banking firm, appraisal firm or any other financial expert of recognized national standing in the
     United States, selected by the holders of a majority of the Series A Convertible Preferred Stock and reasonably acceptable to the Company, that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or indirect material financial interest in the Company or a 5% or greater holder of Series A Convertible Preferred Stock, who has not been, and, at the time called upon to give independent financial advice to the Company or a holder of Series A Convertible Preferred Stock, is not (and none of its directors, officers, affiliates or stockholders are) a promoter, director or officer of the Company.

          "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business;
     (ii) if the relevant stock or security is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National or SmallCap Markets or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.

          2. Dividends.

          2A. The holders of the Series A Convertible Preferred Stock shall be entitled to receive dividends, which shall begin to accrue on and be cumulative from the date of issuance ("Issuance Date") of the Series A Convertible Preferred Stock (whether or not such dividends have been declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of such dividends) in an annual amount equal to the issue price of such Series A Convertible Preferred Stock plus any accrued but unpaid dividends (the "Liquidation Preference") times eight percent (8%) through June 30, 2004 and thereafter times twelve (12%) (the "Dividend Amount"). The Dividend Amount shall be payable on July 1 of each year (the "Dividend Payment Dates") either in cash or in kind by issuance by the Company of additional shares of Series A Convertible Preferred Stock (the "PIK Shares") at the option of the Company. In the event that the applicable Dividend Amount is not paid in cash within thirty
     (30) days of the relevant Dividend Payment Date, the Company shall be deemed for all purposes to have elected to pay the relevant Dividend Amount in PIK Shares. If the Company elects or is deemed to have elected to pay any Dividend Amount in PIK Shares, each holder of Series A Convertible Preferred Stock shall be deemed to be the holder of record of such holder's pro rata share of the PIK Shares issuable with respect to the relevant
     Dividend Amount notwithstanding that the stock transfer books of the Company shall then be closed or that certificates evidencing such PIK Shares shall not have been actually delivered to such holder of Series A Convertible Preferred Stock. In the event that dividends on the Series A Convertible Preferred Stock are paid with PIK Shares, each such PIK Share
     (i) shall be valued at the then applicable Liquidation Preference per share and (ii) shall have the same Liquidation Preference as each share of Series A Convertible Preferred Stock with respect to which the PIK Share constituted a dividend. No dividends shall be paid on any Common Stock of the Company or any capital stock of the Company that ranks junior to or on parity with the Series A Convertible Preferred Stock during any fiscal year of the Company until dividends in the aggregate Dividend Amount per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series A Convertible Preferred Stock for the current and each prior Dividend Payment Date shall have been paid or declared and set apart for payment to the Series A Convertible Preferred Stock holders.

          2B. The amount of dividends payable for any period shorter than a full year shall be determined on the basis of twelve 30-day months and a 360-day year. Dividends paid on the shares of Series A Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          2C. So long as any shares of the Series A Convertible Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment on any other preferred stock of the Company of any series ranking, as to dividends, junior to or on a parity with the Series A Convertible Preferred Stock, unless a dividend shall be paid at the same time to each holder of Series A Convertible Preferred Stock, in an amount such that the holders of such other series of preferred stock, on the one hand, and the holders of Series A Convertible Preferred Stock, on the other, receive dividends in the same relative proportions that each would have received had all such shares of preferred stock been converted into Common Stock immediately prior to the declaration of a dividend on such preferred stock.

          3. Liquidation. (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be entitled, before any distributions shall be made to the holders of the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Convertible Preferred Stock, to be paid an amount (the "Series A
     Liquidation Amount") equal to greater of (i) twice the Liquidation Preference per share (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) or (ii) the aggregate pro rata liquidating distribution per share payable to holders of Series A Convertible Preferred Stock on an as-converted basis. Written notice of such liquidation, dissolution or winding up, stating a payment date, the Series A Liquidation Amount and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Convertible Preferred Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Company.

          (b) Any Acquisition or Asset Transfer may be regarded as a liquidation, dissolution or winding up of the Company for purposes of this
     Section 3 upon the election of the holders of at least a majority of the outstanding shares of Series A Convertible Preferred Stock (voting together as a single class). The Company will not enter into any transaction which provides for an Acquisition Asset Transfer without providing for the ability of the holders of the Series A Convertible Preferred Stock upon the affirmative vote of a majority as described in the preceding sentence) to receive consideration in connection with such transaction in an amount not less than the amount they would have received had the consideration payable by any third party in connection with such transaction been paid to the Company, which then completed a liquidation in accordance with this Section 3 (provided that for the purpose of calculating the pro forma Series A
     Liquidation Amount for purposes of such deemed liquidation, the word "twice" set forth in the preceding paragraph concerning the calculation fo the Series A Liquidation Amount shall be deemed to be replaced with the words "one and a half times"). Nothing in this Section 3 shall be construed to prevent the holders of the Series A Convertible Preferred Stock ,in lieu of any other rights described in this paragraph, from exercising their Conversion Rights at any time up to or simultaneous with any Acquisition or Asset Transfer.

          4. Conversion.

          The shares of Series A Convertible Preferred Stock shall be (i) subject to the following conversion terms and (ii) the holders of the Series A Convertible Preferred Stock shall have the right to convert their shares of Series A Convertible Preferred Stock into shares of Common Stock as follows (the "Conversion Rights"):

          4A. Right to Convert. Each Share of Series A Convertible Preferred Stock is convertible, without the payment of any additional consideration by the holder thereof, at any time at the option of the holder of such shares into the number of fully paid non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Series A Convertible Preferred Stock being converted multiplied by $15.00, (ii) by the then current Conversion Price (the "Applicable Conversion Ratio"). The initial "Conversion Price" shall be $1.50. The Conversion Price is subject to further adjustment pursuant to the anti-dilution provisions described in Section 4D, E, F, G and H below.

          4B. Automatic Conversion. Each share of outstanding Series A Convertible Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Applicable Conversion Ratio, if, at any time following the Issuance Date and provided the Common Stock issuable upon conversion of the Preferred Stock is covered by a then current registration statement of the Company which has been declared effective by the Securities and Exchange Commission, (i) a closing takes place of a Public Offering (as defined below) at a price equal to or in excess of three times the Conversion Price. "Public Offering" shall mean a public offering of Common Stock subject to a firm commitment underwriting (an "Underwriting"), pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8) under the Securities Act of 1933, as amended (the "Act"), which registration statement and Underwriting cover the offer and the sale of Common Stock to the public for the account of the Company resulting in gross cash proceeds to the Company as seller of not less than $15,000,000, before deducting any underwriting commissions and other compensation, or (ii) the price of the Common Stock for any 30 consecutive trading days equals or exceeds three times the Conversion Price and the average daily trading volume for the Company's Common Stock for the 30 consecutive trading days exceeds 100,000 shares.

          4C. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series A Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash for any fractional share. Except in the case of a conversion pursuant to Section 4B hereof, before any holder of Series A Convertible Preferred Stock may convert the same into shares of Common Stock, each holder shall surrender the certificate or certificates therefor, duly endorsed for transfer, at the principal office of the Company or of any transfer agent for the Series A Convertible Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same. On the date of a conversion pursuant to Section 4B, any party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of all such shares of Common Stock on such date, whether or not such holder has surrendered the certificate or certificates for such holder's shares of Series A Convertible Preferred Stock. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Convertible Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which it or he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Except in the case of a conversion pursuant to Section 4(b), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, the then holders of record of Series A Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          4D. Adjustment for Stock Splits and Combinations. If the Company, at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series A Convertible Preferred Stock pursuant to Section 4(B) hereof, effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A Convertible Preferred Stock, the Applicable Conversion Ratio in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Issuance Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Convertible
     Preferred Stock, the Applicable Conversion Ratio in effect immediately before the effective date of the combination shall be proportionately increased. Any adjustment in the Applicable Conversion Ratio under this
     Section 4(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          4E. Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series A Convertible Preferred Stock pursuant to Section 4(B) hereof makes, or fixes a record date for, determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, in each such event, the Applicable Conversion Ratio then in effect shall be decreased as of the effective date of the issuance of such additional shares of Common Stock, or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Applicable Conversion Ratio then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or, the close of business on such record date as the case may be, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Applicable Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter the Applicable Conversion Ratio shall be adjusted pursuant to this Section 4(e) to reflect the actual payment of such dividend or distribution.

          4F. Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series A Convertible Preferred Stock pursuant to Section 4(B) hereof, the Common Stock issuable upon the conversion of the Series A Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer (as defined in sub-section (j) below) or a subdivision or combination of shares or stock dividend or a corporate reorganization, merger or consolidation provided for elsewhere in this
     Section 4, in any such event each holder of any shares of Series A Convertible Preferred Stock then outstanding shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and/or property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          4G. Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series A Convertible Preferred Stock pursuant to Section 4(B) hereof, there is a capital reorganization of the Common Stock other than (i) an Acquisition or Asset Transfer (as defined in section 4(j) below), or (ii) a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4 (each such transaction described in the foregoing clauses
     (i) and (ii), a "Reorganization Transaction") as a part of such Reorganization Transaction, provision shall be made so that the holders of the Series A Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Convertible Preferred Stock the number of shares of stock or other securities or property of which they would be entitled to receive had they converted their shares of Series A Convertible Preferred Stock into shares of Common Stock on the date of (A) the first day immediately prior to the effective date of such Reorganization Transaction or (B) the record date for such Reorganization Transaction, whichever is applicable to the Reorganization Transaction. In any such case, all adjustments that otherwise would have been required to be made in the Applicable Conversion Ratio and the number of shares of Common Stock that the holders of Series A Convertible Preferred Stock are entitled to receive upon conversion of the Series A Convertible Preferred Stock pursuant to this Section 4 on or prior to such date shall be made prior to calculating the amount or number of securities and/or property receivable by such holders in connection with such Reorganization Transaction.

          4H. Sale of Shares At Price Below The Initial Conversion Price. If at any time or from time to time, subsequent to the Issuance Date and prior to the closing of the Public Offering referenced in this Section 4, the Company issues or sells, or is deemed to have issued or sold shares of its capital stock for consideration of a price of less than $1.50 per share, the Conversion Price shall be adjusted to be such lower price at which the Company issued or sold shares of its capital stock.

          For purposes of this Section 4H. sales or issuances of capital stock by the Company shall not include Excluded Stock or stock dividends, stock splits or reclassifications.

          4I. Certificate of Adjustment. In each case of an adjustment or readjustment of the Applicable Conversion Ratio and the number of shares of Common Stock or other securities thus issuable upon conversion of the Series A Convertible Preferred Stock, if the Series A Convertible Preferred Stock is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Convertible Preferred Stock at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

          4J. Certain Definitions. "Acquisition" shall mean any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred. "Asset Transfer" shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.

5.      Voting Rights

          5A. Number of Votes. Except as otherwise required by law, the holders of Series A Convertible Preferred Stock and the holders of the Common Stock shall be entitled to notice of any stockholders' meeting and to vote any matter submitted to a stockholder vote, as a single class on the following basis:

          (a) Each share of Common Stock issued and outstanding shall have one vote per share; and

          (b) Each share of Series A Convertible Preferred Stock issued and outstanding shall have 10 votes per share.

          5B. Voting As a Class. Each share of Series A Convertible Preferred Stock issued and outstanding shall also be entitled to one vote on all matters as to which holders of Series A Convertible Preferred Stock are required to vote as a separate class pursuant to the New York Business Corporation Law, and the holders of a majority of the Series A Convertible Preferred Stock entitled to vote shall bind the entire class of Series A Convertible Preferred Stock.

          5C. Notices. The Company shall give the holders of the Series A Convertible Preferred Stock the same prior notice as given to holders of Common Stock according to the By-laws of the Company of any matter to be submitted to such holders for a vote.

          6. Principal Office; Notices

          The address of the principal office of the Company is located at 4002 Eisenhower Boulevard, Tampa, Florida 33634. Any notice or certificate required by the Certificate of Incorporation of the Company, as amended, or this Certificate of Designations to be delivered to any holder of Series A Convertible Preferred Stock shall be deemed given when personally delivered to such holder or upon deposit in the United States Mail, certified mail, return receipt requested and addressed to such holder at his or its address appearing on the books of the Company.

          7. Cancellation of Series A Convertible Preferred Stock

          In the event any shares of Series A Convertible Preferred Stock shall be converted, liquidated or redeemed, the shares so converted, liquidated or redeemed shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Company as Series A Convertible Preferred Stock.

          8. Reservation of Shares

          Commencing on the Issuance Date, the Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Convertible Preferred Stock into shares of Common Stock, the full number of shares of Common Stock deliverable upon conversion of all of the shares of Series A Convertible Preferred Stock from time to time outstanding, taking into account all adjustments required herein in the Applicable Conversion Ratio. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversation of all of the then outstanding shares of Series A Convertible Preferred Stock pursuant to this Certificate of Designations, the Company shall take such corporate action as may, in the opinion of counsel to the Company, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          9. Amendments and Other Actions

          As long as any shares of Series A Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of all of the then outstanding shares of Series A Convertible Preferred Stock, voting as a separate class: in any manner alter or change the rights, preferences or privileges of the Series A Convertible Preferred Stock so as to affect adversely the Series A Convertible Preferred Stock; or in any manner create any new class or series of capital stock senior to the Series A Convertible Preferred Stock with respect to the right to receive dividends, or distributions upon liquidation, winding up or dissolution of the Company.

          Notwithstanding the foregoing, when authorized by resolutions of the Board of Directors, the Company may amend or supplement this Certificate without the consent of any holder of Series A Convertible Preferred Stock to cure any ambiguity, defect or inconsistency herein or make any other change herein, provided that each such amendments or supplements shall not adversely affect the interests of the holders thereof.

          10. Registration and Transfer

          The Company shall maintain at its principal executive offices (or at the offices of its transfer agent or such other office or agency of the Company as it may designate by notice to the holders of the Series A Convertible Preferred Stock) a stock register for the Series A Convertible Preferred Stock in which the Company shall record the names and addresses of person in whose name the shares of Series A Convertible Preferred Stock are issued, as well as the name and address of each permitted transferee thereof.

          Prior to due presentment for registration of any transferee of any Series A Convertible Preferred Stock, the Company may deem and treat the person in whose name any Series A Convertible Preferred Stock is registered as the absolute owner of such Series A Convertible Preferred Stock and the Company shall not be affected by notice to the contrary. All transfers of Series A Convertible Preferred Stock must be made pursuant to the applicable rules and regulations of federal and state securities laws.

          No service charge shall be made to a holder of Series A Convertible Preferred Stock for any registration, transfer or exchange.

          The Series B Convertible Preferred Stock shall have the following powers, designations, preferences and other special rights:

          1. Certain Definitions.

          "Average Price" means, with respect to any shares of stock or securities, including the Common Stock (as defined below), on any date of determination, the average for the thirty (30) consecutive Trading Days (as defined below) preceding and including such date of determination of the reported last sale prices per share on the principal national securities exchange or inter-dealer quotation system on which such stock or security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system or if last sale prices are not available, the average for the thirty (30) consecutive Trading Days preceding and including the date of determination of the average of the closing bid and asked prices per share or security in the over-the-counter market as published by the National Quotation Service or the OTC Bulletin Board or, if no such quotations are published or furnished, by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Common Stock" means the common stock, $.0033 par value, of the Company, including the stock into which the Series B Convertible Preferred Stock is convertible, and any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

          "Current Market Price" shall mean, with respect to any shares of capital stock or other securities, (i) if such stock or securities are listed or admitted to trading on a national securities exchange or an inter-dealer quotation system or traded in the over-the-counter market, the price per share or security, as the case may be, at the close of trading on the Trading Day on which the relevant determination is to be made or, if such day is not a Trading Day, the Trading Day immediately preceding such day and (ii) if such stock or security is not so listed, admitted or traded, the fair market value of such stock or security as determined by the Managing Directors of the Company or, if such parties cannot agree, as determined by an Independent Appraiser (as defined below).

          "Excluded  Stock" means (a) the Series B Convertible  Preferred Stock;
     (b) any Common Stock issued or to be issued (i) pursuant to the conversion of the Series B Convertible Preferred Stock (ii) pursuant to the exercise of any stock options or warrants currently outstanding or options or warrants issued after the date hereof having an exercise price equal to or greater than the Current Market Price, or (iii) except as otherwise provided herein, upon the actual issue of Common Stock or securities convertible into Common Stock at the time of exercise of any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, as appropriate, or upon conversion or exchange of securities convertible into Common Stock; and (c) in addition to (a) and
     (b) hereof, an aggregate of 4,000,000 shares of Common Stock to be issued on or after January 1, 2003 at less than the Conversion Price either directly or on the conversion of any convertible securities issued after the date hereof.

          "Independent Appraiser" means an investment banking firm, appraisal firm or any other financial expert of recognized national standing in the
     United States, selected by the holders of a majority of the Series B Convertible Preferred Stock and reasonably acceptable to the Company, that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or indirect material financial interest in the Company or a 5% or greater holder of Series B Convertible Preferred Stock, who has not been, and, at the time called upon to give independent financial advice to the Company or a holder of Series B Convertible Preferred Stock, is not (and none of its directors, officers, affiliates or stockholders are) a promoter, director or officer of the Company.

          "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business;
     (ii) if the relevant stock or security is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National or SmallCap Markets or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.

                2.      Dividends.

          2A. The holders of the Series B Convertible Preferred Stock shall be entitled to receive dividends, which shall begin to accrue on and be cumulative from the date of issuance ("Issuance Date") of the Series B Convertible Preferred Stock (whether or not such dividends have been declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of such dividends) in an annual amount equal to the issue price of such Series B Convertible Preferred Stock plus any accrued but unpaid dividends (the "Liquidation Preference") times eight percent (8%) through January 31, 2005 and thereafter times twelve (12%) (the "Dividend Amount"). The Dividend Amount shall be payable on February 1 of each year commencing 2004 (the "Dividend Payment Dates") either in cash or in kind by issuance by the Company of additional shares of Series B Convertible Preferred Stock (the "PIK Shares") at the option of the Company. In the event that the applicable Dividend Amount is not paid in cash within thirty (30) days of the relevant Dividend Payment Date, the Company shall be deemed for all purposes to have elected to pay the relevant Dividend Amount in PIK Shares. If the Company elects or is deemed to have elected to pay any Dividend Amount in PIK Shares, each holder of Series B Convertible Preferred Stock shall be deemed to be the holder of record of such holder's pro rata share of the PIK Shares issuable with respect to the relevant Dividend Amount notwithstanding that the stock transfer books of the Company shall then be closed or that certificates evidencing such PIK Shares shall not have been actually delivered to such holder of Series B Convertible Preferred Stock. In the event that dividends on the Series B Convertible Preferred Stock are paid with PIK Shares, each such PIK Share (i) shall be valued at the then applicable Liquidation Preference per share and (ii) shall have the same Liquidation Preference as each share of Series B Convertible Preferred Stock with respect to which the PIK Share constituted a dividend. No dividends shall be paid on any Common Stock of the Company or any capital stock of the Company that ranks junior to or on parity with the Series B Convertible Preferred Stock during any fiscal year of the Company until dividends in the aggregate Dividend Amount per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series B Convertible Preferred Stock for the current and each prior Dividend Payment Date shall have been paid or declared and set apart for payment to the Series B Convertible Preferred Stock holders.


          2B. The amount of dividends payable for any period shorter than a full year shall be determined on the basis of twelve 30-day months and a 360-day year. Dividends paid on the shares of Series B Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          2C. So long as any shares of the Series B Convertible Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment on any other preferred stock of the Company of any series ranking, as to dividends, junior to or on a parity with the Series B Convertible Preferred Stock, unless a dividend shall be paid at the same time to each holder of Series B Convertible Preferred Stock, in an amount such that the holders of such other series of preferred stock, on the one hand, and the holders of Series B Convertible Preferred Stock, on the other, receive dividends in the same relative proportions that each would have received had all such shares of preferred stock been converted into Common Stock immediately prior to the declaration of a dividend on such preferred stock.

          3. Liquidation. (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series B Convertible Preferred Stock shall be entitled, before any distributions shall be made to the holders of the Common Stock, or any other class of capital stock of the Company ranking junior to the Series B Convertible Preferred Stock, to be paid an amount (the "Series B
     Liquidation Amount") equal to greater of (i) twice the Liquidation Preference per share (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) or (ii) the aggregate pro rata liquidating distribution per share payable to holders of Series B Convertible Preferred Stock on an as- converted basis. Written notice of such liquidation, dissolution or winding up, stating a payment date, the Series B Liquidation Amount and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series B Convertible Preferred Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Company.

          (b) Any Acquisition or Asset Transfer may be regarded as a liquidation, dissolution or winding up of the Company for purposes of this
     Section 3 upon the election of the holders of at least a majority of the outstanding shares of Series B Convertible Preferred Stock (voting together as a single class). The Company will not enter into any transaction which provides for an Acquisition Asset Transfer without providing for the ability of the holders of the Series B Convertible Preferred Stock upon the affirmative vote of a majority as described in the preceding sentence) to receive consideration in connection with such transaction in an amount not less than the amount they would have received had the consideration payable by any third party in connection with such transaction been paid to the Company, which then completed a liquidation in accordance with this Section 3 (provided that for the purpose of calculating the pro forma Series B
     Liquidation Amount for purposes of such deemed liquidation, the word "twice" set forth in the preceding paragraph concerning the calculation fo the Series B Liquidation Amount shall be deemed to be replaced with the words "one and a half times"). Nothing in this Section 3 shall be construed to prevent the holders of the Series B Convertible Preferred Stock ,in lieu of any other rights described in this paragraph, from exercising their Conversion Rights at any time up to or simultaneous with any Acquisition or Asset Transfer.

          (c) Holders of Series B Convertible Preferred Stock shall rank pari passu to the holders of Series A Convertible Preferred Stock under this paragraph 3.

          4. Conversion.

          The shares of Series B Convertible Preferred Stock shall be (i) subject to the following conversion terms and (ii) the holders of the Series B Convertible Preferred Stock shall have the right to convert their shares of Series B Convertible Preferred Stock into shares of Common Stock as follows (the "Conversion Rights"):

          4A. Right to Convert. Each Share of Series B Convertible Preferred Stock is convertible, without the payment of any additional consideration by the holder thereof, at any time at the option of the holder of such shares into the number of fully paid non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Series B Convertible Preferred Stock being converted multiplied by $16.00, (ii) by the then current Conversion Price (the "Applicable Conversion Ratio"). The initial "Conversion Price" shall be $.80. The
     Conversion Price is subject to further adjustment pursuant to the anti-dilution provisions described in Section 4D, E, F, G and H below.

          4B. Automatic Conversion. Each share of outstanding Series B Convertible Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Applicable Conversion Ratio, if, at any time following the Issuance Date and provided the Common Stock issuable upon conversion of the Preferred Stock is covered by a then current registration statement of the Company which has been declared effective by the Securities and Exchange Commission, (i) a closing takes place of a Public Offering (as defined below) at a price equal to or in excess of three times the Conversion Price. "Public Offering" shall mean a public offering of Common Stock subject to a firm commitment underwriting (an "Underwriting"), pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8) under the Securities Act of 1933, as amended (the "Act"), which registration statement and Underwriting cover the offer and the sale of Common Stock to the public for the account of the Company resulting in gross cash proceeds to the Company as seller of not less than $15,000,000, before deducting any underwriting commissions and other compensation, or (ii) the price of the Common Stock for any 30 consecutive trading days equals or exceeds three times the Conversion Price and the average daily trading volume for the Company's Common Stock for the 30 consecutive trading days exceeds 100,000 shares.

          4C. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series B Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash for any fractional share. Except in the case of a conversion pursuant to Section 4B hereof, before any holder of Series B Convertible Preferred Stock may convert the same into shares of Common Stock, each holder shall surrender the certificate or certificates therefor, duly endorsed for transfer, at the principal office of the Company or of any transfer agent for the Series B Convertible Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same. On the date of a conversion pursuant to Section 4B, any party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of all such shares of Common Stock on such date, whether or not such holder has surrendered the certificate or certificates for such holder's shares of Series B Convertible Preferred Stock. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Convertible Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which it or he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Except in the case of a conversion pursuant to Section 4(b), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Convertible Preferred Stock to be converted, the then holders of record of Series B Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          4D. Adjustment for Stock Splits and Combinations. If the Company, at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series B Convertible Preferred Stock pursuant to Section 4(B) hereof, effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series B Convertible Preferred Stock, the Applicable Conversion Ratio in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Issuance Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series B Convertible
     Preferred Stock, the Applicable Conversion Ratio in effect immediately before the effective date of the combination shall be proportionately increased. Any adjustment in the Applicable Conversion Ratio under this
     Section 4(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          4E. Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series B Convertible Preferred Stock pursuant to Section 4(B) hereof makes, or fixes a record date for, determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, in each such event, the Applicable Conversion Ratio then in effect shall be decreased as of the effective date of the issuance of such additional shares of Common Stock, or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Applicable Conversion Ratio then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or, the close of business on such record date as the case may be, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Applicable Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter the Applicable Conversion Ratio shall be adjusted pursuant to this Section 4(e) to reflect the actual payment of such dividend or distribution.

          4F. Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series B Convertible Preferred Stock pursuant to Section 4(B) hereof, the Common Stock issuable upon the conversion of the Series B Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer (as defined in sub-section (j) below) or a subdivision or combination of shares or stock dividend or a corporate reorganization, merger or consolidation provided for elsewhere in this
     Section 4, in any such event each holder of any shares of Series B Convertible Preferred Stock then outstanding shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and/or property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          4G. Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series B Convertible Preferred Stock pursuant to Section 4(B) hereof, there is a capital reorganization of the Common Stock other than (i) an Acquisition or Asset Transfer (as defined in section 4(j) below), or (ii) a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4 (each such transaction described in the foregoing clauses
     (i) and (ii), a "Reorganization Transaction") as a part of such Reorganization Transaction, provision shall be made so that the holders of the Series B Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Convertible Preferred Stock the number of shares of stock or other securities or property of which they would be entitled to receive had they converted their shares of Series B Convertible Preferred Stock into shares of Common Stock on the date of (A) the first day immediately prior to the effective date of such Reorganization Transaction or (B) the record date for such Reorganization Transaction, whichever is applicable to the Reorganization Transaction. In any such case, all adjustments that otherwise would have been required to be made in the Applicable Conversion Ratio and the number of shares of Common Stock that the holders of Series B Convertible Preferred Stock are entitled to receive upon conversion of the Series B Convertible Preferred Stock pursuant to this Section 4 on or prior to such date shall be made prior to calculating the amount or number of securities and/or property receivable by such holders in connection with such Reorganization Transaction.

          4H. Sale of Shares At Price Below The Initial Conversion Price. If at any time or from time to time, subsequent to the Issuance Date and prior to the closing of the Public Offering referenced in this Section 4, the Company issues or sells, or is deemed to have issued or sold shares of its capital stock for consideration of a price of less than $.80 per share, the Conversion Price shall be adjusted to be such lower price at which the Company issued or sold shares of its capital stock.

          For purposes of this Section 4H. sales or issuances of capital stock by the Company shall not include Excluded Stock or stock dividends, stock splits or reclassifications.

          4I. Certificate of Adjustment. In each case of an adjustment or readjustment of the Applicable Conversion Ratio and the number of shares of Common Stock or other securities thus issuable upon conversion of the Series B Convertible Preferred Stock, if the Series B Convertible Preferred Stock is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series B Convertible Preferred Stock at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

          4J. Certain Definitions. "Acquisition" shall mean any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred. "Asset Transfer" shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.

          4K. Approval of Stockholders. Notwithstanding the foregoing, until such time as the Company has obtained the approval of its stockholders for the issuance and sale of the Series B Convertible Preferred Stock, the conversion of the Series B Convertible Preferred Stock shall be restricted to the extent that the Common Stock issuable upon conversion of the Series B Convertible Preferred Stock and the Warrants issued in connection therewith shall, in the aggregate, be no more than 19.9% of the issued and outstanding Common Stock on the date of the issuance and sale of the Series B Convertible Preferred Stock.

          5. Voting Rights

          5A. Number of Votes. Except as otherwise required by law, the holders of Series B Convertible Preferred Stock and the holders of the Common Stock shall be entitled to notice of any stockholders' meeting and to vote any matter submitted to a stockholder vote, as a single class on the following basis:

          (a) Each share of Common Stock issued and outstanding shall have one vote per share; and

          (b) Each share of Series B Convertible Preferred Stock issued and outstanding shall have 10 votes per share.

          5B. Voting As a Class. Each share of Series B Convertible Preferred Stock issued and outstanding shall also be entitled to one vote on all matters as to which holders of Series B Convertible Preferred Stock are required to vote as a separate class pursuant to the New York Business Corporation Law, and the holders of a majority of the Series B Convertible Preferred Stock entitled to vote shall bind the entire class of Series B Convertible Preferred Stock.

          5C. Notices. The Company shall give the holders of the Series B Convertible Preferred Stock the same prior notice as given to holders of Common Stock according to the By-laws of the Company of any matter to be submitted to such holders for a vote.

          6. Principal Office; Notices

          The address of the principal office of the Company is located at 4002 Eisenhower Boulevard, Tampa, Florida 33634. Any notice or certificate required by the Certificate of Incorporation of the Company, as amended, or this Certificate of Designations to be delivered to any holder of Series B Convertible Preferred Stock shall be deemed given when personally delivered to such holder or upon deposit in the United States Mail, certified mail, return receipt requested and addressed to such holder at his or its address appearing on the books of the Company.

          7. Cancellation of Series B Convertible Preferred Stock

          In the event any shares of Series B Convertible Preferred Stock shall be converted, liquidated or redeemed, the shares so converted, liquidated or redeemed shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Company as Series B Convertible Preferred Stock.

          8. Reservation of Shares

          Commencing on the Issuance Date, the Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock into shares of Common Stock, the full number of shares of Common Stock deliverable upon conversion of all of the shares of Series B Convertible Preferred Stock from time to time outstanding, taking into account all adjustments required herein in the Applicable Conversion Ratio. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversation of all of the then outstanding shares of Series B Convertible Preferred Stock pursuant to this Certificate of Designations, the Company shall take such corporate action as may, in the opinion of counsel to the Company, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          9. Amendments and Other Actions

          As long as any shares of Series B Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of all of the then outstanding shares of Series B Convertible Preferred Stock, voting as a separate class: in any manner alter or change the rights, preferences or privileges of the Series B Convertible Preferred Stock so as to affect adversely the Series B Convertible Preferred Stock; or in any manner create any new class or series of capital stock senior to the Series B Convertible Preferred Stock with respect to the right to receive dividends, or distributions upon liquidation, winding up or dissolution of the Company.

          Notwithstanding the foregoing, when authorized by resolutions of the Board of Directors, the Company may amend or supplement this Certificate without the consent of any holder of Series B Convertible Preferred Stock to cure any ambiguity, defect or inconsistency herein or make any other change herein, provided that each such amendments or supplements shall not adversely affect the interests of the holders thereof.

          10. Registration and Transfer

          The Company shall maintain at its principal executive offices (or at the offices of its transfer agent or such other office or agency of the Company as it may designate by notice to the holders of the Series B Convertible Preferred Stock) a stock register for the Series B Convertible Preferred Stock in which the Company shall record the names and addresses of person in whose name the shares of Series B Convertible Preferred Stock are issued, as well as the name and address of each permitted transferee thereof.

          Prior to due presentment for registration of any transferee of any Series B Convertible Preferred Stock, the Company may deem and treat the person in whose name any Series B Convertible Preferred Stock is registered as the absolute owner of such Series B Convertible Preferred Stock and the Company shall not be affected by notice to the contrary. All transfers of Series B Convertible Preferred Stock must be made pursuant to the applicable rules and regulations of federal and state securities laws.

          No service charge shall be made to a holder of Series B Convertible Preferred Stock for any registration, transfer or exchange.

     The Series C Convertible Preferred Stock shall have the following powers, designations, preferences and other special rights:

          1. Certain Definitions.

          Average Price" means, with respect to any shares of stock or securities, including the Common Stock (as defined below), on any date of determination, the average for the thirty (30) consecutive Trading Days (as defined below) preceding and including such date of determination of the reported last sale prices per share on the principal national securities exchange or inter-dealer quotation system on which such stock or security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system or if last sale prices are not available, the average for the thirty (30) consecutive Trading Days preceding and including the date of determination of the average of the closing bid and asked prices per share or security in the over-the-counter market as published by the National Quotation Service or the OTC Bulletin Board or, if no such quotations are published or furnished, by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Common Stock" means the common stock, $.0033 par value, of the Company, including the stock into which the Series C Convertible Preferred Stock is convertible, and any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

          "Current Market Price" shall mean, with respect to any shares of capital stock or other securities, (i) if such stock or securities are listed or admitted to trading on a national securities exchange or an inter-dealer quotation system or traded in the over-the-counter market, the price per share or security, as the case may be, at the close of trading on the Trading Day on which the relevant determination is to be made or, if such day is not a Trading Day, the Trading Day immediately preceding such day and (ii) if such stock or security is not so listed, admitted or traded, the fair market value of such stock or security as determined by the Managing Directors of the Company or, if such parties cannot agree, as determined by an Independent Appraiser (as defined below).

          "Excluded  Stock" means (a) the Series C Convertible  Preferred Stock;
     (b) any Common Stock issued or to be issued (i) pursuant to the conversion of the Series C Convertible Preferred Stock (ii) pursuant to the exercise of any stock options or warrants currently outstanding or options or warrants issued after the date hereof having an exercise price equal to or greater than the Current Market Price, or (iii) except as otherwise provided herein, upon the actual issue of Common Stock or securities convertible into Common Stock at the time of exercise of any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, as appropriate, or upon conversion or exchange of securities convertible into Common Stock; and (c) in addition to (a) and
     (b) hereof, an aggregate of 4,000,000 shares of Common Stock to be issued on or after January 1, 2003 at less than the Conversion Price either directly or on the conversion of any convertible securities issued after the date hereof.

          "Independent Appraiser" means an investment banking firm, appraisal firm or any other financial expert of recognized national standing in the
     United States, selected by the holders of a majority of the Series C Convertible Preferred Stock and reasonably acceptable to the Company, that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or indirect material financial interest in the Company or a 5% or greater holder of Series C Convertible Preferred Stock, who has not been, and, at the time called upon to give independent financial advice to the Company or a holder of Series C Convertible Preferred Stock, is not (and none of its directors, officers, affiliates or stockholders are) a promoter, director or officer of the Company.

          "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business;
     (ii) if the relevant stock or security is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National or SmallCap Markets or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.

          2. Dividends.

          2A. The holders of the Series C Convertible Preferred Stock shall be entitled to receive dividends, which shall begin to accrue on and be cumulative from the date of issuance ("Issuance Date") of the Series C Convertible Preferred Stock (whether or not such dividends have been declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of such dividends) in an annual amount equal to the issue price of such Series C Convertible Preferred Stock plus any accrued but unpaid dividends (the "Liquidation Preference") times seven percent (7%) through April 30, 2005 and thereafter times nine (9%) (the "Dividend Amount"). The Dividend Amount shall be payable on May 1 of each year commencing 2004 (the "Dividend Payment Dates") either in cash or in kind by issuance by the Company of additional shares of Series C Convertible Preferred Stock (the "PIK Shares") at the option of the Company. In the event that the applicable Dividend Amount is not paid in cash within thirty (30) days of the relevant Dividend Payment Date, the Company shall be deemed for all purposes to have elected to pay the relevant Dividend Amount in PIK Shares. If the Company elects or is deemed to have elected to pay any Dividend Amount in PIK Shares, each holder of Series C Convertible Preferred Stock shall be deemed to be the holder of record of such holder's pro rata share of the PIK Shares issuable with respect to the relevant Dividend Amount notwithstanding that the stock transfer books of the Company shall then be closed or that certificates evidencing such PIK Shares shall not have been actually delivered to such holder of Series C Convertible Preferred Stock. In the event that dividends on the Series C Convertible Preferred Stock are paid with PIK Shares, each such PIK Share (i) shall be valued at the then applicable Liquidation Preference per share and (ii) shall have the same Liquidation Preference as each share of Series C Convertible Preferred Stock with respect to which the PIK Share constituted a dividend. No dividends shall be paid on any Common Stock of the Company or any capital stock of the Company that ranks junior to or on parity with the Series C Convertible Preferred Stock during any fiscal year of the Company until dividends in the aggregate Dividend Amount per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series C Convertible Preferred Stock for the current and each prior Dividend Payment Date shall have been paid or declared and set apart for payment to the Series C Convertible Preferred Stock holders.

          2B. The amount of dividends payable for any period shorter than a full year shall be determined on the basis of twelve 30-day months and a 360-day year. Dividends paid on the shares of Series C Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          2C. So long as any shares of the Series C Convertible Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment on any other preferred stock of the Company of any series ranking, as to dividends, junior to or on a parity with the Series C Convertible Preferred Stock, unless a dividend shall be paid at the same time to each holder of Series C Convertible Preferred Stock, in an amount such that the holders of such other series of preferred stock, on the one hand, and the holders of Series C Convertible Preferred Stock, on the other, receive dividends in the same relative proportions that each would have received had all such shares of preferred stock been converted into Common Stock immediately prior to the declaration of a dividend on such preferred stock.

          3. Liquidation. (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series C Convertible Preferred Stock shall be entitled, before any distributions shall be made to the holders of the Common Stock, or any other class of capital stock of the Company ranking junior to the Series C Convertible Preferred Stock, to be paid an amount (the "Series C Liquidation Amount") equal to greater of (i) the Liquidation Preference per share (appropriately adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or like occurrences) or (ii) the aggregate pro rata liquidating distribution per share payable to holders of Series C Convertible Preferred Stock on an as- converted basis. Written notice of such liquidation, dissolution or winding up, stating a payment date, the Series C Liquidation Amount and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series C Convertible Preferred Stock, such notice to be addressed to each shareholder at his post office address as shown by the records of the Company.

          (b) Any Acquisition or Asset Transfer may be regarded as a liquidation, dissolution or winding up of the Company for purposes of this
     Section 3 upon the election of the holders of at least a majority of the outstanding shares of Series C Convertible Preferred Stock (voting together as a single class). The Company will not enter into any transaction which provides for an Acquisition Asset Transfer without providing for the ability of the holders of the Series C Convertible Preferred Stock upon the affirmative vote of a majority as described in the preceding sentence) to receive consideration in connection with such transaction in an amount not less than the amount they would have received had the consideration payable by any third party in connection with such transaction been paid to the Company, which then completed a liquidation in accordance with this Section
     3. Nothing in this Section 3 shall be construed to prevent the holders of the Series C Convertible Preferred Stock ,in lieu of any other rights described in this paragraph, from exercising their Conversion Rights at any time up to or simultaneous with any Acquisition or Asset Transfer.

          (c) Holders of Series C Convertible Preferred Stock shall rank pari passu to the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock under this paragraph 3.

          4. Conversion.

          The shares of Series C Convertible Preferred Stock shall be (i) subject to the following conversion terms and (ii) the holders of the Series C Convertible Preferred Stock shall have the right to convert their shares of Series C Convertible Preferred Stock into shares of Common Stock as follows (the "Conversion Rights"):

          4A. Right to Convert. Each Share of Series C Convertible Preferred Stock is convertible, without the payment of any additional consideration by the holder thereof, at any time at the option of the holder of such shares into the number of fully paid non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Series C Convertible Preferred Stock being converted multiplied by $60.00, (ii) by the then current Conversion Price (the "Applicable Conversion Ratio"). The initial "Conversion Price" shall be $1.00. The
     Conversion Price is subject to further adjustment pursuant to the anti-dilution provisions described in Section 4D, E, F, G and H below.

          4B. Automatic Conversion. Each share of outstanding Series C Convertible Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Applicable Conversion Ratio, if, at any time following the Issuance Date and provided the Common Stock issuable upon conversion of the Preferred Stock is covered by a then current registration statement of the Company which has been declared effective by the Securities and Exchange Commission, (i) a closing takes place of a Public Offering (as defined below) at a price equal to or in excess of three times the Conversion Price. "Public Offering" shall mean a public offering of Common Stock subject to a firm commitment underwriting (an "Underwriting"), pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8) under the Securities Act of 1933, as amended (the "Act"), which registration statement and Underwriting cover the offer and the sale of Common Stock to the public for the account of the Company resulting in gross cash proceeds to the Company as seller of not less than $15,000,000, before deducting any underwriting commissions and other compensation, or (ii) the price of the Common Stock for any 30 consecutive trading days equals or exceeds three times the Conversion Price and the average daily trading volume for the Company's Common Stock for the 30 consecutive trading days exceeds 100,000 shares.

          4C. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series C Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash for any fractional share. Except in the case of a conversion pursuant to Section 4B hereof, before any holder of Series C Convertible Preferred Stock may convert the same into shares of Common Stock, each holder shall surrender the certificate or certificates therefor, duly endorsed for transfer, at the principal office of the Company or of any transfer agent for the Series C Convertible Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same. On the date of a conversion pursuant to Section 4B, any party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of all such shares of Common Stock on such date, whether or not such holder has surrendered the certificate or certificates for such holder's shares of Series C Convertible Preferred Stock. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Convertible Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which it or he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Except in the case of a conversion pursuant to Section 4(b), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Convertible Preferred Stock to be converted, the then holders of record of Series C Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          4D. Adjustment for Stock Splits and Combinations. If the Company, at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series C Convertible Preferred Stock pursuant to Section 4(B) hereof, effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series C Convertible Preferred Stock, the Applicable Conversion Ratio in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Issuance Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series C Convertible
     Preferred Stock, the Applicable Conversion Ratio in effect immediately before the effective date of the combination shall be proportionately increased. Any adjustment in the Applicable Conversion Ratio under this
     Section 4(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          4E. Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series C Convertible Preferred Stock pursuant to Section 4(B) hereof makes, or fixes a record date for, determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, in each such event, the Applicable Conversion Ratio then in effect shall be decreased as of the effective date of the issuance of such additional shares of Common Stock, or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Applicable Conversion Ratio then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or, the close of business on such record date as the case may be, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Applicable Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter the Applicable Conversion Ratio shall be adjusted pursuant to this Section 4(e) to reflect the actual payment of such dividend or distribution.

          4F. Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series C Convertible Preferred Stock pursuant to Section 4(B) hereof, the Common Stock issuable upon the conversion of the Series C Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer (as defined in sub-section (j) below) or a subdivision or combination of shares or stock dividend or a corporate reorganization, merger or consolidation provided for elsewhere in this
     Section 4, in any such event each holder of any shares of Series C Convertible Preferred Stock then outstanding shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and/or property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series C Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          4G. Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Issuance Date and prior to the automatic conversion of the Series C Convertible Preferred Stock pursuant to Section 4(B) hereof, there is a capital reorganization of the Common Stock other than (i) an Acquisition or Asset Transfer (as defined in section 4(j) below), or (ii) a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4 (each such transaction described in the foregoing clauses
     (i) and (ii), a "Reorganization Transaction") as a part of such Reorganization Transaction, provision shall be made so that the holders of the Series C Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Convertible Preferred Stock the number of shares of stock or other securities or property of which they would be entitled to receive had they converted their shares of Series C

     Convertible Preferred Stock into shares of Common Stock on the date of (A) the first day immediately prior to the effective date of such Reorganization Transaction or (B) the record date for such Reorganization Transaction, whichever is applicable to the Reorganization Transaction. In any such case, all adjustments that otherwise would have been required to be made in the Applicable Conversion Ratio and the number of shares of Common Stock that the holders of Series C Convertible Preferred Stock are entitled to receive upon conversion of the Series C Convertible Preferred Stock pursuant to this Section 4 on or prior to such date shall be made prior to calculating the amount or number of securities and/or property receivable by such holders in connection with such Reorganization Transaction.

          4H. Sale of Shares At Price Below The Initial Conversion Price. If at any time or from time to time, subsequent to the Issuance Date and prior to the closing of the Public Offering referenced in this Section 4, the Company issues or sells, or is deemed to have issued or sold shares of its capital stock for consideration of a price of less than $1.00 per share, the Conversion Price shall be adjusted to be such lower price at which the Company issued or sold shares of its capital stock.

          For purposes of this Section 4H. sales or issuances of capital stock by the Company shall not include Excluded Stock or stock dividends, stock splits or reclassifications.

          4I. Certificate of Adjustment. In each case of an adjustment or readjustment of the Applicable Conversion Ratio and the number of shares of Common Stock or other securities thus issuable upon conversion of the Series C Convertible Preferred Stock, if the Series C Convertible Preferred Stock is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series C Convertible Preferred Stock at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

          4J. Certain Definitions. "Acquisition" shall mean any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred. "Asset Transfer" shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.

          4K. Approval of Stockholders. Notwithstanding the foregoing, until such time as the Company has obtained the approval of its stockholders for the issuance and sale of the Series C Convertible Preferred Stock, the conversion of the Series C Convertible Preferred Stock shall be restricted to the extent that the Common Stock issuable upon conversion of the Series C Convertible Preferred Stock and the Warrants issued in connection therewith shall, in the aggregate, be no more than 19.9% of the issued and outstanding Common Stock on the date of the issuance and sale of the Series C Convertible Preferred Stock.

          5. Voting Rights

          5A. Number of Votes. Except as otherwise required by law, the holders of Series C Convertible Preferred Stock and the holders of the Common Stock shall be entitled to notice of any stockholders' meeting and to vote any matter submitted to a stockholder vote, as a single class on the following basis:

          (a) Each share of Common Stock issued and outstanding shall have one vote per share; and

          (b) Each share of Series C Convertible Preferred Stock issued and outstanding shall have 15 votes per share.

          5B. Voting As a Class. Each share of Series C Convertible Preferred Stock issued and outstanding shall also be entitled to one vote on all matters as to which holders of Series C Convertible Preferred Stock are required to vote as a separate class pursuant to the New York Business Corporation Law, and the holders of a majority of the Series C Convertible Preferred Stock entitled to vote shall bind the entire class of Series C Convertible Preferred Stock.

          5C. Notices. The Company shall give the holders of the Series C Convertible Preferred Stock the same prior notice as given to holders of Common Stock according to the By-laws of the Company of any matter to be submitted to such holders for a vote.

          6. Principal Office; Notices

          The address of the principal office of the Company is located at 4002 Eisenhower Boulevard, Tampa, Florida 33634. Any notice or certificate required by the Certificate of Incorporation of the Company, as amended, or this Certificate of Designations to be delivered to any holder of Series C Convertible Preferred Stock shall be deemed given when personally delivered to such holder or upon deposit in the United States Mail, certified mail, return receipt requested and addressed to such holder at his or its address appearing on the books of the Company.

          7. Cancellation of Series C Convertible Preferred Stock

          In the event any shares of Series C Convertible Preferred Stock shall be converted, liquidated or redeemed, the shares so converted, liquidated or redeemed shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Company as Series C Convertible Preferred Stock.

          8. Reservation of Shares

          Commencing on the Issuance Date, the Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Convertible Preferred Stock into shares of Common Stock, the full number of shares of Common Stock deliverable upon conversion of all of the shares of Series C Convertible Preferred Stock from time to time outstanding, taking into account all adjustments required herein in the Applicable Conversion Ratio. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversation of all of the then outstanding shares of Series C Convertible Preferred Stock pursuant to this Certificate of Designations, the Company shall take such corporate action as may, in the opinion of counsel to the Company, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          9. Amendments and Other Actions

          As long as any shares of Series C Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of all of the then outstanding shares of Series C Convertible Preferred Stock, voting as a separate class: in any manner alter or change the rights, preferences or privileges of the Series C Convertible Preferred Stock so as to affect adversely the Series C Convertible Preferred Stock; or in any manner create any new class or series of capital stock senior to the Series C Convertible Preferred Stock with respect to the right to receive dividends, or distributions upon liquidation, winding up or dissolution of the Company.

          Notwithstanding the foregoing, when authorized by resolutions of the Board of Directors, the Company may amend or supplement this Certificate without the consent of any holder of Series C Convertible Preferred Stock to cure any ambiguity, defect or inconsistency herein or make any other change herein, provided that each such amendments or supplements shall not adversely affect the interests of the holders thereof.

          10. Registration and Transfer

          The Company shall maintain at its principal executive offices (or at the offices of its transfer agent or such other office or agency of the Company as it may designate by notice to the holders of the Series C Convertible Preferred Stock) a stock register for the Series C Convertible Preferred Stock in which the Company shall record the names and addresses of person in whose name the shares of Series C Convertible Preferred Stock are issued, as well as the name and address of each permitted transferee thereof.

          Prior to due presentment for registration of any transferee of any Series C Convertible Preferred Stock, the Company may deem and treat the person in whose name any Series C Convertible Preferred Stock is registered as the absolute owner of such Series C Convertible Preferred Stock and the Company shall not be affected by notice to the contrary. All transfers of Series C Convertible Preferred Stock must be made pursuant to the applicable rules and regulations of federal and state securities laws.

          No service charge shall be made to a holder of Series C Convertible Preferred Stock for any registration, transfer or exchange.

          4. The amendment was authorized by a vote at a meeting of the Board of Directors of the corporation.


                                            /s/ Walter M. Groteke
                                            Walter M. Groteke
                                            Chairman of the Board


                                             /s/ Peter C. Castle
                                             Peter C. Castle
                                             Vice President-Finance

                            CERTIFICATE OF AMENDMENT
                     TO THE CERTIFICATE OF INCORPORATION OF



                             NETWOLVES CORPORATION


               Under Section 805 of the Business Corporation Law














                       Beckman, Lieberman & Barandes, LLP
                             100 Jericho Quadrangle
                                   Suite 329
                            Jericho, New York 11753

                              NETWOLVES CORPORATION
                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                   MAY 7, 2004

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of COMMON STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on MAY 7, 2004 and any adjournments thereof.


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF. (Continued and to be signed on reverse side) SEE REVERSE SIDE The Board of Directors recommends a vote FOR the election of the directors.

1.   Election of the following nominees:
                     NOMINEES:          Walter R. Groteke
                                        Fassil Gabremariam
     [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposals:


2. Authorization for the issuance and sale to certain private investors of our Series B Convertible Preferred Stock convertible into 20% or more of our common stock or our voting power prior to such issuance.
     FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

3. Authorization for the issuance and sale to certain private investors of our Series C Convertible Preferred Stock convertible into 20% or more of our common stock or voting power prior to such issuance.
      FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

4. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2004.
     FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

5 Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004

                              NETWOLVES CORPORATION

                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  MAY 7, 2004

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES A CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on MAY 7, 2004 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
SEE REVERSE SIDE
   The Board of Directors recommends a vote FOR the election of the directors.

1.   Election of the following nominees:
             NOMINEES:          Walter R. Groteke
                                Fassil Gabremariam

     [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

      The Board of Directors recommends a vote FOR the following proposals:


2. Authorization for the issuance and sale to certain private investors of our Series B Convertible Preferred Stock convertible into 20% or more of our common stock or our voting power prior to such issuance.
     FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

3. Authorization for the issuance and sale to certain private investors of our Series C Convertible Preferred Stock convertible into 20% or more of our common stock or voting power prior to such issuance.
     FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

4. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2004.
     FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

5. Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004

                              NETWOLVES CORPORATION

                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  MAY 7, 2004

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES B CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on MAY 7, 2004 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF. (Continued and to be signed on reverse side) SEE REVERSE SIDE The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

             NOMINEES:  Walter R. Groteke
                        Fassil Gabremariam

        [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposals:



     2. Authorization for the issuance and sale to certain private investors of our Series C ConvertiblelPreferred Stock convertible into 20% or more of our common stock or our voting power prior to such issuance.
          FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

     3. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2004.
          FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

     4. Upon such other business as may properly come before the meeting or any adjournment thereof.


        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004

                             NETWOLVES CORPORATION

                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  MAY 7, 2004

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES C CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on MAY 7, 2004 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
SEE REVERSE SIDE
 The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

                NOMINEES:  Walter R. Groteke
                           Fassil Gabremariam

      [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposals:


     2. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2004.
          FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004